UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On October 31, 2024, Alamo Group Inc., a Delaware corporation (the "Company"), issued a press release announcing, among other things, financial results for the quarter ended September 30, 2024.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 31, 2024, the Board of Directors (the “Board”) of the Company approved the amendment and restatement of the Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective as of October 31, 2024.
The principal revisions in the Amended and Restated Bylaws include (i) additional disclosure and procedural requirements for shareholders to submit director nominations and shareholder proposals to, among other things, align such provisions with recent developments in Delaware law, (ii) a clarification related to waiver of notice by shareholders and (iii) the addition of a severability provision. The Amended and Restated Bylaws also incorporate certain ministerial, clarifying and conforming changes.
The foregoing summary does not purport to be complete and is qualified in its entirety by the text of Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.
Item 8.01 Other Events
On October 31, 2024, the Company’s Board adopted a new stock repurchase program. The stock repurchase program authorizes the Company to repurchase up to an aggregate of $50 million of its outstanding common stock. The program authorizes purchases for a period of five (5) years, ending on October 30, 2029. Any purchases under the program will be made via open market transactions, negotiated block transactions or otherwise, including pursuant to a repurchase plan administered in accordance with Rule10b-18 under the Securities Exchange Act of 1934, as amended, at the discretion of management. The size and timing of any purchases will depend on price, market and business conditions and other factors.

The information furnished in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any of Alamo Group filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits
Exhibit 3.1 - Amended and Restated Bylaws.
Exhibit 99.1 - Press Release dated October 31, 2024.

Exhibit 104 - Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2024	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti,
Chief Legal Officer & Secretary